EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Priority Healthcare Corporation (the “Company”) on Form 10-Q for the period ending October 2, 2004, as filed with the Securities and Exchange Commission on November 9, 2004 (the “Report”), each of the undersigned hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEVEN D. COSLER
Steven D. Cosler
President and Chief Executive Officer
November 9, 2004

/s/ STEPHEN M. SAFT
Stephen M. Saft
Chief Financial Officer and Treasurer
November 9, 2004

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